SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Preliminary Information Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

GL BEYOND INCOME FUND

(Name of Registrant as Specified in Its Charter)

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859958.3

450 Wireless Boulevard

Hauppauge, NY  11788

NOTICE OF APPROVAL BY SHAREHOLDERS’ WRITTEN CONSENT OF CHANGES TO THE FUND’S FUNDAMENTAL INVESTMENT POLICIES

Dear Shareholders:

As a shareholder of the GL Beyond Income Fund (the "Fund"), you are receiving this Information Statement regarding the approval of changes to the Fund’s Fundamental Investment Policies by written consent of shareholders representing a majority of the Fund’s outstanding shares.

This statement is being sent to you for your information only; no action is required of you.

Sincerely,

Michael V. Tassone

President

August 6, 2012

859958.3

GL BEYOND INCOME FUND

450 Wireless Boulevard

Hauppauge, NY  11788

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INFORMATION STATEMENT

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is furnished by the Board of Trustees (the "Board") of the GL BEYOND INCOME FUND (the "Fund"), a Delaware statutory trust.  This Information Statement is being sent to shareholders of the Fund on or about August 6, 2012.

At a June 13, 2012 meeting of the Board of Trustees, the Trustees, including a majority of the Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), approved changes to the Fund’s Fundamental Investment Policies to allow the Fund to make direct loans to borrowers.  This change is intended to give the Fund’s investment adviser greater flexibility in selecting investments as it endeavors to achieve the Fund’s investment objective by investing primarily in individual variable-rate interest income-producing debt securities (i.e. loans made to individuals that are represented by a note).  On June 16, 2012, shareholders representing a majority of the outstanding voting securities of the Fund approved the same change to the Fund’s Fundamental Investment Policies to allow the Fund to make direct loans to borrowers.  For purposes of this shareholder vote, "majority of the outstanding voting securities of the Fund" means the vote (a) of 67% or more of the shares, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less of the Fund’s outstanding shares.  The change in Fundamental Investment Policy No. 7 has been included in the amended registration statement of the Fund, which has been filed with the Securities and Exchange Commission ("SEC").  This change will be effective August 28, 2012 (the date of automatic effectiveness of the amended registration statement), or such earlier date if the amended registration statement is declared effective by the SEC on a date prior to August 28, 2012.

This Information Statement is being mailed to the shareholders of record as of June 13, 2012.  No shareholder had transmitted any proposal to the Trust as of June 13, 2012.  To reduce expenses and conserve natural resources, the Fund will deliver a single copy of this information statement to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family.  If you would like to receive a separate copy of the information statement, please call 1 -855-754-7930 and the Fund will mail a copy by the next business day.

A copy of the Fund's most recent annual and semi-annual reports (when first published), including financial statements and schedules, will be available at no charge by calling 1-855-754-7930 or by writing to GL Beyond Income Fund, c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY  11788.

CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

A majority of the Fund's Board of Trustees and shareholders representing a majority of the Fund's outstanding shares approved changes to policy No. 7 of the Fund's Fundamental Investment Policies in order to permit the Fund to make direct loans to borrowers.  This change is intended to give the Fund's investment adviser greater flexibility in selecting investments as it endeavors to achieve the Fund's investment objective by investing primarily in individual variable-rate interest income-producing debt securities (i.e. loans made to individuals that are represented by a note). No changes were proposed or made to any other Fundamental Policies.

	Original Fundamental Policy	New Fundamental Policy
7

The Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate or other assets, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities.  Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

The Fund may not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities, which may be considered loans; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) by loaning portfolio securities.  Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

OPERATION OF THE FUND

The Fund was organized on October 11, 2011 and commenced operations on March 23, 2012.  The Fund is an closed-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated October 18, 2011 (the "Trust Agreement").  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest without par value.  The Board of Trustees supervises the business activities of the Fund.  The Fund retains various organizations to perform specialized services.  The Fund has retained GL Capital Partners, LLC, as its investment adviser.  The Fund retains Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, to provide the Fund with compliance and administrative services and to act as the Fund's transfer agent and fund accountant.  The Fund has retained Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, NE  68137, to serve as the Fund's principal underwriter and acts as the distributor of the Fund's shares.

VOTING SECURITIES AND VOTING

As of June 13, 2012, Robert P. Bourque (a Trustee) and Mr. and Mrs. Robert E. Bourque, either directly or indirectly, controlled 59.53% of the Fund's 156,288.352 issued and outstanding shares.  Shareholders are entitled to one vote per share of the Fund.  As a result, the shareholders above, as the majority shareholders (as defined and described above) of record on the record date, were entitled to vote on the above proposed action.  A majority of the voting shares of the Fund, as defined above, are required to approve the change in fundamental investment policy.  The majority shareholders' consents, dated June 16, 2012, constituted the affirmative vote of over a "majority" of the voting shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of June 13, 2012, the following persons were known to the Fund to be the beneficial owner (direct or indirect) of more than five percent of the registrant's voting securities (shares of beneficial interest).

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Shares of Beneficial Interest	Robert E. Bourque and Lucille R. Bourque c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	60,030.0300 Beneficial (Joint Tenants)	38.41%
Shares of Beneficial Interest	Robert P. Bourque c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	33,008.8800 Beneficial	21.12%
Shares of Beneficial Interest	Brian Schmidt and Laura Frerer c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	31,798.1830 Beneficial (Joint Tenants and Individually)	20.34%
Shares of Beneficial Interest	Daniel Thibeault c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	11,000.0000 Beneficial	7.04%
Shares of Beneficial Interest	William Gilbert and Vincenza Gilbert c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	10,000.0000 Beneficial (Joint Tenants)	6.40%
Shares of Beneficial Interest	Christopher Fargnoli c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	9,960.1590 Beneficial	6.37%

SECURITY OWNERSHIP OF MANAGEMENT

As of June 13, 2012, the following table presents the Trustees' and officers' beneficial ownership (direct or indirect) of the registrant's voting securities (shares of beneficial interest).

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Shares of Beneficial Interest	Robert P. Bourque, Trustee	33,008.8800 Beneficial	21.12%

CHANGE IN CONTROL OF THE FUND

Shareholders owning more than 25% of the shares of the Fund are generally considered or presumed to "control" the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.  As of commencement of operations of the Fund on March 23, 2012, the Fund was controlled by Daniel Thibeault because he indirectly owned 100% of the Fund's voting shares, which were purchased at $10.00 per share.  Subsequent to March 23, 2012, the Fund issued new shares, all without a load or sales charge, to various investors at prices ranging from $9.99 to $10.04.  As of June 13, 2012, the Bourques (as listed above), through a series of transactions commencing March 27, 2012 and ending on May 10, 2012, had acquired shares representing 59.53% of the Fund's shares on June 13, 2012, and are deemed to control the Fund.

BY ORDER OF THE BOARD OF TRUSTEES

Michael V. Tassone

President

Dated: August 6, 2012

859958.3